Exhibit 99.2

Legacy Acquisition Corp. Announces Special Meeting of Stockholders to Vote on Extension Amendment and Trust Amendment to be held in Virtual Meeting Format Only

(New York, NY) – May 6, 2020 – Legacy Acquisition Corp. (NYSE: “LGC”) (“Legacy”), a publicly-traded Special Purpose Acquisition Company, announced today a change in location for its special meeting of stockholders (the “Special Meeting”) to be held on May 18, 2020, at the later of 4:30 p.m. Eastern Time or the conclusion of the Business Combination special meeting. Due to the public health impact of the coronavirus (COVID-19) pandemic and related government actions, and to support the health and well-being of the Company’s officers, stockholders and community, the Special Meeting will be held in a virtual meeting format only. The access information for the virtual Special Meeting is as follow

Meeting Date:	Monday, May 18, 2020
Meeting Time:	4:30 p.m. Eastern Time
Conference Call Access:	+1 (877) 770-3647 (U.S. and Canada); or +1 (312) 780-0854 (outside of the U.S. and Canada)
Passcode for Telephone Access:	14091615#
Webcast Access:	https://www.cstproxy.com/legacyacquisition/sm2020

You will not be able to attend the Special Meeting in person.

The Special Meeting is being held to vote on the proposals described in Legacy’s definitive proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on April 21, 2020 (the “Definitive Proxy Statement”), relating to the Company’s proposals to amend its amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination from May 20, 2020 to November 20, 2020 (the “Extension Amendment”) and to amend its investment management trust agreement to extend the date on which to commence liquidating the trust account established in connection with the Company’s initial public offering in the event that the Company has not consummated a business combination from May 20, 2020 to November 20, 2020 (the “Trust Amendment”). Our stockholders should note that we intend to hold the Special Meeting and, if approved, effect the Extension Amendment and the Trust Amendment only if the Business Combination (as described in the definitive proxy statement on Schedule 14A filed with the SEC on March 31, 2020) is not consummated by May 20, 2020.

Important Information About the Business Combination and Where to Find It

In connection with the business combination contemplated by the Amended and Restated Share Exchange Agreement (the “Business Combination”), Legacy filed a definitive proxy statement on Schedule 14A (the “Business Combination Proxy”) with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2020. In connection with the solicitation of the registered holders of Legacy’s public warrants to consent to proposed amendments to Legacy’s Warrant Agreement (the “Warrant Amendments”), Legacy filed a preliminary consent solicitation statement (the “Warrant Consent Solicitation”) with the SEC on March 31, 2020 and intends to file other relevant materials with the SEC in connection therewith, including a definitive consent solicitation statement on Schedule 14A. Additionally, in connection with another extension of the deadline by which Legacy must complete its business combination (the “Deadline Extension”), Legacy filed a definitive proxy statement on Schedule 14A (the “Extension Proxy”) with the SEC on April 21, 2020. Legacy’s stockholders and other interested persons are advised to read the Business Combination Proxy, as well as the preliminary Warrant Consent Solicitation and the Extension Proxy and the amendments thereto and other relevant materials to be filed, respectively, in connection with the Business Combination, the Warrant Amendments and the Deadline Extension with the SEC, including, when available, a definitive warrant consent solicitation on Schedule 14A in connection with the Warrant Amendments and documents incorporated by reference therein, as these materials contain, with respect to the Business Combination and the Deadline Extension, and will contain with respect to the Warrant Amendments, important information. The definitive proxy statement and other relevant materials for the Business Combination and the Deadline Extension were mailed to stockholders of Legacy as of March 20, 2020 and April 6, 2020, respectively. When available, the definitive proxy statements and other relevant materials for the Warrant Amendments will be mailed to warrant holders of Legacy as of March 20, 2020. Warrant holders and stockholders are also able to obtain copies of the Business Combination Proxy and Extension Proxy, as well as the preliminary proxy statement and other documents filed with the SEC incorporated by reference therein, and will also be able to obtain, once available, the definitive proxy statements and other documents filed with the SEC that will be incorporated by reference therein, without charge, at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161.

Participants in the Solicitation

Legacy and its directors and executive officers may be deemed participants in the solicitation of proxies from Legacy’s stockholders with respect to the Business Combination and Deadline Extensions and consents from Legacy’s warrant holders with respect to the Warrant Amendments. A list of the names of those directors and executive officers and a description of their interests in Legacy is contained in the Definitive Business Combination Proxy filed with the SEC, the Warrant Consent Solicitation and the Extension Proxy and in Legacy’s proxy statement for its 2019 Annual Meeting that was filed with the SEC on November 22, 2019 and are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161. Additional information regarding the interests of such participants will be contained in the definitive proxy statement that Legacy intends to file with the SEC in connection with the Business Combination when available.

The Seller, Blue Focus Intelligent Communications Group, and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Legacy in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in Legacy’s definitive proxy statement that will be filed with respect to the Business Combination.

Forward-Looking Statements:

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Legacy’s and the Blue Impact business’ actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “propose,” “plan,” “contemplate,” “may,” “will,” “shall,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” “positioned,” “goal,” “conditional” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Legacy’s expected Contributions to the trust account in respect of future Extensions (if any), Legacy’s intention to borrow the funds for any such Contributions from the Seller, and the timing of payment of any such Contributions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Legacy’s and the Blue Impact business’ control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Share Exchange Agreement, (2) the outcome of any legal proceedings that may be instituted against Legacy and other transaction parties following the announcement of the Share Exchange Agreement and the transactions contemplated therein; (3) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the stockholders of Legacy or other conditions to closing in the Share Exchange Agreement; (4) the occurrence of any event, change or other circumstance that could otherwise cause the Business Combination to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed Business Combination; (6) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (7) costs related to the proposed Business Combination; (8) changes in applicable laws or regulations; (9) the aggregate number of Legacy shares requested to be redeemed by Legacy’s stockholders in connection with the proposed Business Combination; (10) the ability of the Blue Impact business to ameliorate or otherwise mitigate its existing material weaknesses and any material weaknesses in internal control over financial reporting or significant deficiencies that may be identified in the future; and (11) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed Business Combination, including those under “Risk Factors” therein, and in Legacy’s other filings with the SEC. Legacy cautions that the foregoing list of factors is not exhaustive. Legacy cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Legacy does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Investors:

Peter Stabler

ICR

peter.stabler@icrinc.com

Media:

Phil Denning

ICR

Phil.denning@icrinc.com